SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 16, 2001

                                   ----------


                           GREG MANNING AUCTIONS, INC.
             (Exact name of registrant as specified in its charter)




            Delaware                      1-11988                22-2365834
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)




            775 Passaic Avenue,
         West Caldwell, New Jersey                                07006
 (Address of Principal Executive Offices)                       (Zip Code)

       Registrant's telephone number, including area code: (973) 882-0004

Item 5.           Other Events

         On January 25, 2001, at the Special Meeting of Shareholders of Greg Manning Auctions, Inc., a New York corporation (the "Company"), the shareholders of the Company approved a proposal to reincorporate the Company in Delaware (the "Reincorporation") pursuant to a Merger Agreement, dated January 25, 2001 (the "Merger Agreement"), between the Company and Greg Manning Delaware, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("GMAI Delaware"). The Merger Agreement is filed with this Current Report as Exhibit
2.1. The Reincorporation was effected on February 16, 2001 by merging the Company with and into GMAI Delaware (the "Merger"). The Reincorporation changed the legal domicile of the Company from New York to Delaware, but did not result in a change in the name, principal offices, business, management, capitalization, assets or liabilities of the Company. By operation of law, GMAI Delaware succeeded to all the assets and assumed all the liabilities of the Company.

         Upon the effectiveness of the Merger:

         (1) The Company ceased to exist and GMAI Delaware continued to exist in its present form under the name "Greg Manning Auctions, Inc."

         (2) Each outstanding share of common stock of the Company, par value $.01 per share (the "GMAI NY Common Stock"), was automatically converted into one (1) fully paid and nonassesable share of common stock of GMAI Delaware, par value $.01 per share (the "GMAI Delaware Common Stock").

         (3) Each option to purchase GMAI NY Common Stock was converted into an option to purchase, for the same exercise price and on the same terms and conditions as contained in such option, GMAI Delaware Common Stock.

         (4) The certificate of incorporation and bylaws of GMAI Delaware effectively replaced the articles of incorporation and bylaws of the Company. A copy of the certificate of incorporation of GMAI Delaware is filed with this Current Report as Exhibit 3.1, and a copy of the by-laws of GMAI Delaware is filed with this Current Report as Exhibit 3.2.

         The foregoing description of the Merger is qualified in its entirety by reference to the full text of the Merger Agreement and to the description of the Reincorporation set forth in the Company's Proxy Statement with respect to the Annual Meeting of Shareholders of the Company held on December 12, 2000. The Company filed the Proxy Statement (File No. 001-11988) with the Securities and Exchange Commission on October 30, 2000.

Item 7.           Financial  Statements,  Pro Forma  Financial  Information  and
                  Exhibits

          (c)  Exhibits

               Exhibit No.       Description
               -----------       -----------

               2.1 Merger Agreement, dated January 25, 2001, by and between the Company and GMAI Delaware.

               3.1               Certificate of Incorporation of GMAI Delaware.

               3.2               By-laws of GMAI Delaware.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 27, 2001


                                                  GREG MANNING AUCTIONS, INC.




                                                  By: /s/ James A. Smith
                                                     ---------------------------
                                                     James A. Smith
                                                     Chief Financial Officer